                                                                  EXHIBIT 10.1


                                SECOND AMENDMENT


              SECOND AMENDMENT, dated as of June 29, 1994 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of October 25, 1993 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Lear Holdings Corporation, a Delaware corporation, Lear Seating Corporation, a Delaware corporation (the "Borrower"), the several financial institutions parties thereto (the "Banks"), Chemical Bank, as administrative agent for the Banks (in such capacity, the "Agent"), and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents.


                             W I T N E S S E T H :


              WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, extensions of credit to the Borrower;

              WHEREAS, the Borrower desires to secure industrial revenue bond financings and to have Letters of Credit issued under the Credit Agreement to provide credit support for such financings; and

              WHEREAS, the Borrower has requested, and upon this Amendment becoming effective, the Banks have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

              NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

              1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

              2. Amendments to Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the term "Issuing Bank" in its entirety and (ii) adding the following new defined terms in correct alphabetical order:

                      "'Industrial Revenue Bonds':  industrial revenue bonds
              issued for the benefit of the Borrower or its Subsidiaries and in respect of which the Borrower or its Subsidiaries will be the source of repayment, provided that such financings, (including, without limitation, the indenture related thereto) shall be in form and substance reasonably satisfactory to the Issuing Bank that issues a Letter of Credit backing such Industrial Revenue Bonds.

                      `Issuing Bank':  Chemical, in its capacity as issuer of
              the Letters of Credit or, if Chemical is not the Agent hereunder, such other Bank, which the Borrower and the Required Banks shall have approved, in its capacity as issuer of the Letters of Credit; provided that any Bank other than Chemical which agrees to become an Issuing Bank, and which the Borrower and the Required Banks shall have approved, may become an Issuing Bank for Standby Letters of Credit to be used for the purposes described in subsection 3.9(b)."

              (b) Section 3 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof Section 3 from Schedule I attached hereto.

              (c) Subsection 8.8 of the Credit Agreement is hereby amended by deleting the table therein in its entirety and inserting in lieu thereof the following table:

              "Fiscal Year               Amount
               -----------               ------
                 1994                 $100,000,000
                 1995                 $ 60,000,000
                 1996                 $ 40,000,000
                 1997                 $ 35,000,000
                 1998 - thereafter    $ 35,000,000;"


              3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Borrower, the Agent and the Required Banks shall have executed and delivered to the Agent this Amendment.

              4. Representations and Warranties. The representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

              5. Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

              6. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

              7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

              (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   LEAR SEATING CORPORATION


                                   By:
                                      Title:


                                   CHEMICAL BANK, as Agent and as a
                                     Bank


                                   By:
                                      Title:


                                   BANKERS TRUST COMPANY, as a
                                     Managing Agent and as a Bank


                                   By:
                                      Title:


                                   THE BANK OF NOVA SCOTIA, as a
                                     Managing Agent and as a Bank


                                   By:
                                      Title:

                                   CITICORP USA, INC., as a
                                     Managing Agent and as a Bank


                                   By:
                                      Title:


                                   LEHMAN COMMERCIAL PAPER INC., as
                                     a Managing Agent and as a Bank


                                   By:
                                      Title:


                                   THE FIRST NATIONAL BANK OF
                                     BOSTON


                                   By:
                                      Title:


                                   THE BANK OF NEW YORK


                                   By:
                                      Title:


                                   THE MITSUBISHI TRUST &
                                     BANKING CORPORATION


                                   By:
                                      Title:

                                   THE NIPPON CREDIT BANK, LTD.


                                   By:
                                      Title:


                                   SHAWMUT BANK CONNECTICUT, N.A.


                                   By:
                                      Title:


                                   ABN AMRO BANK N.V.


                                   By:
                                      Title:


                                   By:
                                      Title:


                                   CIBC INC.


                                   By:
                                      Title:



                                   COMERICA BANK


                                   By:
                                      Title:

                                   CAISSE NATIONALE DE CREDIT
                                     AGRICOLE


                                   By:
                                      Title:


                                   CREDIT LYONNAIS CHICAGO BRANCH


                                   By:
                                      Title:


                                   CREDIT LYONNAIS CAYMAN
                                     ISLAND BRANCH


                                   By:
                                      Title:


                                   THE FUJI BANK, LIMITED


                                   By:
                                      Title:


                                   NATIONAL BANK OF CANADA


                                   By:
                                      Title:


                                   By:
                                      Title:

                                   NBD BANK, N.A.


                                   By:
                                      Title:



                                   BANQUE PARIBAS


                                   By:
                                      Title:


                                   By:
                                      Title:


                                   SOCIETE GENERALE


                                   By:
                                      Title:


                                   CREDITANSTALT-BANKVEREIN


                                   By:
                                      Title:


                                   By:
                                      Title:

                                   GIRO CREDIT BANK - NEW YORK
                                     BRANCH


                                   By:
                                      Title:


                                   BANK ONE, MILWAUKEE, NA


                                   By:
                                      Title:


                                   THE INDUSTRIAL BANK OF JAPAN, LTD.


                                   By:
                                      Title:

                          ACKNOWLEDGEMENT AND CONSENT


              Each of the undersigned corporations as guarantors under the Amended and Restated Subsidiary and Affiliate Guarantee, dated as of October 25, 1993, made by LS Acquisition Corp. No. 14, Lear Seating Holdings Corp. No. 50, Progress Pattern Corp., Lear Plastics Corp., LS Acquisition Corporation No. 24 and Fair Haven Industries, Inc. in favor of the Agent hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees contained in such Amended and Restated Subsidiary and Affiliate Guarantee (and all collateral security therefor) are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.



                                   LS ACQUISITION CORP. NO. 14


                                   By:
                                      Title:


                                   LEAR SEATING HOLDINGS CORP.
                                     NO. 50


                                   By:
                                      Title:


                                   PROGRESS PATTERN CORP.


                                   By:
                                      Title:


                                   LEAR PLASTICS CORP.


                                   By:
                                      Title:

                                   LS ACQUISITION CORPORATION
                                     NO. 24


                                   By:
                                      Title:


                                   FAIR HAVEN INDUSTRIES, INC.


                                   By:
                                      Title:

                                  SCHEDULE I


        SECTION 3.  LETTERS OF CREDIT

        3.1 Letters of Credit. (a) Subject to the terms and conditions of this Agreement, Chemical (or such other Bank which succeeds Chemical as Agent), as Issuing Bank, agrees, and any other Issuing Bank may, as agreed between the Borrower and such Issuing Bank, agree, on behalf of the Banks, and in reliance on the agreement of the Banks set forth in subsection 3.3, to issue for the account of the Borrower (or in connection with any Foreign Letter of Credit, for the joint and several accounts of the Borrower and such applicable Foreign Subsidiary) letters of credit in an aggregate face amount not to exceed $100,000,000 at any time outstanding, as follows:

        (i) standby letters of credit (collectively, the "Standby Letters of Credit") in the form of either (A) in the case of standby letters of credit to be used for the purposes described in subsection 3.9(a) or (c), the Issuing Bank's standard standby letter of credit or (B) in the case of standby letters of credit to be used for the purposes described in subsection 3.9(b), a letter of credit reasonably satisfactory to the Issuing Bank, and in either case, in favor of such beneficiaries as the Borrower shall specify from time to time (which shall be reasonably satisfactory to the Issuing Bank); provided that the face value of all Foreign Letters of Credit with beneficiaries which are not organized under the laws of Canada or Mexico shall not exceed, in the aggregate $35,000,000; and

        (ii) commercial letters of credit in the form of the Issuing Bank's standard commercial letters of credit ("Commercial Letters of Credit") in favor of sellers of goods or services to the Borrower or its Subsidiaries (the Standby Letters of Credit and Commercial Letters of Credit being referred to collectively as the "Letters of Credit");

provided that on the date of the issuance of any Letter of Credit, and after giving effect to such issuance, the Extensions of Credit shall not exceed the Commitments at such time. Each Standby Letter of Credit shall (i) have an expiry date no later than (A) with respect to any Standby Letter of Credit to be used for the purposes described in subsection 3.9(a) or (c), one year from the date of issuance thereof or, if earlier, the Termination Date or (B) with respect to any Standby Letter of Credit to be used for the purposes described in subsection 3.9(b), the Termination Date, (ii) be denominated in Dollars and
(iii) be in a minimum face amount of $500,000. Each Commercial Letter of Credit shall (i) provide for the payment of sight drafts when presented for honor thereunder, or of time drafts, in each case in accordance with the terms thereof and when accompanied by the documents described or when such documents are presented, as the case may be, (ii) be denominated in Dollars and (iii) have an expiry date no later than six months from the date of issuance thereof or, if earlier, the Termination Date.

        (b) Pursuant to the Original Credit Agreement, Chemical, as Issuing Bank, has issued the Letters of Credit described in Schedule 3.1 (the "Existing Letters of Credit"). From and after the Closing Date, the Existing Letters of Credit shall for all purposes be deemed to be Letters of Credit outstanding under this Agreement.

        3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request, upon at least three Business Days' notice, Chemical, as Issuing Bank, to issue a Letter of Credit by delivering to such Issuing Bank at its address specified in subsection 11.2 a Letter of Credit Application, completed to the satisfaction of such Issuing Bank, together with such other certificates, documents and other papers and information as such Issuing Bank may reasonably request. Upon receipt of any Letter of Credit Application from the Borrower, or, in the case of a Foreign Letter of Credit, from the Borrower and the Foreign Subsidiary that is an account party on such Letter of Credit, such Issuing Bank will promptly, but in no event later than five Business Days following receipt of such Letter of Credit Application, notify each Bank thereof. Upon receipt of any Letter of Credit Application, Chemical, as Issuing Bank, will process such Letter of Credit Application, and the other certificates, documents and other papers delivered in connection therewith, in accordance with its customary procedures and shall promptly issue such Letter of Credit (but in no event earlier than three Business Days after receipt by such Issuing Bank of the Letter of Credit Application relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof and by furnishing a copy thereof to the Borrower and the Participating Banks. In addition, the Borrower may from time to time agree with Issuing Banks other than Chemical upon procedures for issuance by such Issuing Banks of Letters of Credit and cause Letters of Credit to be issued by following such procedures. Such procedures shall be reasonably satisfactory to the Agent. Notwithstanding any provision of this Section 3, no Foreign Letter of Credit shall be issued in connection with any direct or indirect extension of credit to Favesa until such time that the Agent shall have received (a) executed and delivered security agreements in the form and substance satisfactory to the Agent granting to the Agent, for the benefit of the Banks, collateral security for any or all of the Subsidiary Reimbursement Obligations of Favesa, (b) such additional documents, and legal opinions in form and substance satisfactory to the Agent of Mexican counsel acceptable to the Agent and (c) evidence in form and substance satisfactory to the Agent of the accomplishment of all actions required to perfect such security being granted; provided that such Foreign Letters of Credit with the face value not to exceed, in the aggregate, $16,000,000 may be issued if Holdings and Favesa use their best efforts to grant to the Agent, pursuant to the terms of this sentence, collateral security of Favesa's real property and fixtures as soon as reasonably practicable. Prior to the issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent that the issuance of such Letter of Credit is permitted pursuant to Section 3. Additionally, each Issuing Bank and the Borrower shall inform the Agent of any modifications made to outstanding Letters of Credit, of any payments made with respect to such Letters of Credit, and of any other information regarding such Letters of Credit as may be reasonably requested by the Agent, in each case pursuant to procedures established by the Agent.

        3.3 Participating Interests. In the case of each Existing Letter of Credit, effective on the Closing Date, and in the case of each Letter of Credit issued on or after the Closing Date, effective as of the date of the issuance thereof, the Issuing Bank in respect of such Letter of Credit agrees to allot and does allot, to each other Bank, and each such Bank severally and irrevocably agrees to take and does take a Participating Interest in such Letter of Credit and the related Letter of Credit Application in a percentage equal to such Bank's Commitment Percentage. On the date that any Purchasing Bank becomes a party to this Agreement in accordance with subsection 11.6, Participating Interests in any outstanding Letter of Credit held by the Bank from which such Purchasing Bank acquired its interest hereunder shall be proportionately reallotted between such Purchasing Bank and such transfer or bank. Each Participating Bank hereby agrees that its obligation to participate in each Letter of Credit issued hereunder and to pay or to reimburse the Issuing Bank in respect of such Letter of Credit for its participating share of the drafts drawn thereunder shall be irrevocable and unconditional; provided that no Participating Bank shall be liable for the payment of any amount under subsection 3.4(b) resulting solely from such Issuing Bank's gross negligence or willful misconduct.


        3.4 Payments. (a) The Borrower agrees (and in the case of a Foreign Letter of Credit, such Foreign Subsidiary for whose account such Letter of Credit was issued shall also agree, jointly and severally) (i) to reimburse the Agent for the account of the relevant Issuing Bank, forthwith upon its demand and otherwise in accordance with the terms of the Letter of Credit Application, if any, relating thereto, for any payment made by such Issuing Bank under any Letter of Credit issued by such Issuing Bank for its account and (ii) to pay to the Agent for the account of such Issuing Bank, interest on any unreimbursed portion of any such payment from the date of such payment until reimbursement in full thereof at a fluctuating rate per annum equal to the rate then borne by ABR Loans pursuant to subsection 4.1(a) plus 2%.

        (b) In the event that an Issuing Bank makes a payment under any Letter of Credit and is not reimbursed in full therefor, forthwith upon demand of such Issuing Bank, and otherwise in accordance with the terms hereof or of the Letter of Credit Application, if any, relating to such Letter of Credit, such Issuing Bank will promptly through the Agent notify each Participating Bank that acquired its Participating Interest in such Letter of Credit from such Issuing Bank. No later than the close of business on the date such notice is given, each such Participating Bank will transfer to the Agent, for the account of such Issuing Bank, in immediately available funds, an amount equal to such Participating Bank's pro rata share of the unreimbursed portion of such payment. Upon its receipt from such Participating Bank of such amount, such Issuing Bank will, if so requested by such Participating Bank, complete, execute and deliver to such Participating Bank a Letter of Credit Participation Certificate dated the date of such receipt and in such amount.

        (c) Whenever, at any time, after an Issuing Bank has made payment under a Letter of Credit and has received from any Participating Bank such Participating Bank's pro rata share of the unreimbursed portion of such payment, such Issuing Bank receives any reimbursement on account of such unreimbursed portion of any payment of interest on account thereof, such Issuing Bank will distribute to the Agent, for the account of such Participating Bank, its pro rata share thereof; provided, however, that in the event that the receipt by such Issuing Bank of such reimbursement or such payment of interest (as the case may be) is required to be returned, such Participating Bank will promptly return to the Agent, for the account of such Issuing Bank, any portion thereof previously distributed by such Issuing Bank to it.

        3.5 Increased Costs. (a) In the event that any Requirement of Law (or any change therein or in the interpretation or application thereof) or compliance by any Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority shall enter
(i) impose, modify or hold applicable any reserve, special deposit or similar requirement against letters of credit issued by an Issuing Bank or participated in by other Banks or (ii) impose upon an Issuing Bank or on any other Bank any other condition regarding any Letter of Credit and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost to such Issuing Bank or any other Bank of issuing or maintaining such Letter of Credit (or its participation therein, as the case may be), or to reduce any amount receivable in connection therewith then, in any such case the Borrower shall, without duplication of any amounts paid pursuant to subsection 2.12(a), promptly pay to such Issuing Bank or such other Bank, as the case may be, upon receipt of its demand setting forth in reasonable detail any additional amounts which shall be sufficient to compensate such Issuing Bank or such other Bank for such increased cost or reduced amount receivable, together with interest on each such amount from the date two Business Days after the date demanded until payment in full thereof at the ABR. A certificate as to the fact and amount of such increased cost incurred by such Issuing Bank or such other Bank or such reduced amount receivable as a result of any event mentioned in clause (i) or (ii) above, submitted by such Issuing Bank or any such other Bank (through the Agent) to the Borrower, shall be conclusive in the absence of manifest error.

        (b) In the event that an Issuing Bank shall have determined that the adoption of any law, rule, regulation or guideline regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by such Issuing Bank or any corporation controlling such Issuing Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on such Issuing Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Issuing Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Issuing Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Issuing Bank to be material, then from time to time, after submission by such Issuing Bank to the Borrower (with a copy to the Agent) of a written request therefor, the Borrower shall promptly pay to such Issuing Bank, without duplication of any amounts paid pursuant to subsection 2.12(b), such additional amount or amounts as will compensate such Issuing Bank for such reduction.

        3.6 Further Assurances. (a) The Borrower hereby agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments reasonably requested by an Issuing Bank more fully to effect the purposes of this Agreement and the issuance of the Letters of Credit opened hereunder.

        (b) It is understood that in connection with Letters of Credit issued for the purposes described in subsection 3.9(b) it may be customary for the Issuing Bank in respect of such Letter of Credit to obtain an opinion of its counsel relating to such Letter of Credit, and each Issuing Bank that issues such a Letter of Credit agrees to cooperate with the Borrower in obtaining such customary opinion, which opinion shall be at the Borrower's expense unless otherwise agreed to by such Issuing Bank.

        3.7 Obligations Absolute. The payment obligations of the Borrower under subsection 3.4 shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

        (a) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against any beneficiary, or any transferee, of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any Participating Bank, or any other Person, whether in connection with this Agreement, the transactions contemplated herein, or any unrelated transaction;

        (b) any statement or any other document presented under any Letter of Credit opened for its account proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;


        (c) payment by an Issuing Bank under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit, except payment resulting solely from the gross negligence or willful misconduct of such Issuing Bank; or

        (d) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of such Issuing Bank.

        3.8 Letter of Credit Application. To the extent not inconsistent with the terms of this Agreement (in which case the provisions of this Agreement shall prevail), provisions of any Letter of Credit Application related to any Letter of Credit are supplemental to, and not in derogation of, any rights and remedies of the Issuing Banks and the Participating Banks under this Section 3 and applicable law. The Borrower acknowledges and agrees that all rights of the Issuing Bank under any Letter of Credit Application shall inure to the benefit of each Participating Bank to the extent of its Commitment Percentage as fully as if such Participating Bank was a party to such Letter of Credit Application.


        3.9 Purpose of Letters of Credit. Each Standby Letter of Credit shall be used by the Borrower solely (a) to provide credit support for borrowings by Subsidiaries, (b) to pay or secure the payment of the principal amount of, and accrued interest on, and other obligations with respect to, Industrial Revenue Bonds in accordance with the provisions of the indenture related thereto, or
(c) for other working capital purposes of the Borrower and Subsidiaries in the ordinary course of business. Each Commercial Letter of Credit will be used by the Borrower and Subsidiaries solely to provide the primary means of payment in connection with the purchase of goods or services by the Borrower and Subsidiaries in the ordinary course of business.